UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

SAROFIM EQUITY FUND

Annual Report	December 31, 2015

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015
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Dear Shareholders:

Concealing the volatility they displayed in the past twelve months, US stock market averages ended 2015 almost where they began the year. Including dividends, the S&P 500 delivered a 1.38% total rate of return. In light of the challenges posed by weak economic growth, foreign currency depreciation, dramatic commodity price declines, prospective interest rate increases, war in the Middle East, and terrorism, investors might consider this result a distinct positive. Fortunately, US companies remain highly profitable and have proven to be adept at navigating uncertain environments. However, these challenges have admittedly stalled profit growth for the S&P 500 and for a typical Fayez Sarofim & Co. (“FS&Co.”) portfolio. In the short to intermediate term, the path of profits is likely to determine the path that the equity market takes, and there are both upside and downside possibilities. At this juncture, it is important for us to remind ourselves that we are investing for the long-term and not trying to time the market. Over a period of years, we believe that owning a portfolio of the world’s best businesses offers the prospect and, more importantly, the likelihood of superior wealth creation. We remain confident in the companies in our portfolios — both in their future growth plans and in the stability and strength of their cash flows and balance sheets.

While the market averages displayed a fairly flat performance for the year, significant advances in a small number of stocks offset greater difficulty for a broader group of issues. Facing growing uncertainty in the overall environment, many investors deployed considerable sums in a small group of companies whose business and stock momentum appeared to make them less susceptible to a potential slowdown. CNBC viewers will recognize the acronym “FANG” used to describe four prominent examples of 2015’s strong performers — Facebook, Amazon, Netflix, and Google. The FANG stocks, for example, appreciated between 34% and 134% in 2015. For reference, an equal-weighted set of these stocks trades at 223 times expected 2015 earnings and pays no dividend, which probably goes without saying. If you leave out the FANG stocks and the other top ten contributors to the S&P return in 2015, the remaining 490 stocks generated a total return of -2.0% for the index. Said another way, the average stock performed considerably worse than the market average as a whole. In addition, the markets punished a variety of income-producing securities during 2015. The highest yielding decile of stocks in the S&P 500 declined 14.6% while the lowest-yielding decile — all of which pay no dividend — appreciated 3.8%. Investors also beat a hasty retreat from two other income-focused sectors, high-yield bonds and master limited partnerships.

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DECEMBER 31, 2015
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Even though the US equity market recorded only a slim return for investors, it proved to be superior to most investment alternatives in 2015. While some foreign equity markets, often supported by aggressive monetary stimulus programs, provided stronger returns in local currency, the rising value of the dollar resulted in outright declines when those returns were translated back into US currency. In local currency terms, the MSCI EAFE Index returned 5.8% for the full year, but adjusted for currency movements, the Index fell 0.4% when the gains were translated back into dollars. Reflecting the ongoing challenges facing the emerging markets, the MSCI Emerging Markets Index fell 5.4% in local currency and 14.6% in dollars over the course of the year. To reuse a comment we wrote in this letter two years ago, “while most Americans are not satisfied with our economy, its performance — and that of our financial markets — has been leading the world.” Outside of the equity markets, the fixed income indices also languished. The combination of low starting yields and gradually-rising long-term interest rates is a formula for low rates of return. The Barclay’s Capital US Aggregate Index returned 0.55% for the full year as the yield on the benchmark 10-year US Treasury note rose 10 basis points and closed the year at 2.27%. Many hedge fund investors have been dissatisfied with the returns generated by that asset class in recent years. Those expecting a hedge fund rebound in a more challenging environment for equities were disappointed; the HFRX Global Hedge Fund Index declined 3.6% in 2015. Clearly, investment returns were difficult to achieve in 2015.

With 2015 finished, most investors were eager to begin anew in 2016, but January has started poorly, appearing very similar to the market downdraft we experienced in August and September of 2015. Now, the key question being asked is whether we are in the midst of a milder profit recession or beginning to experience a full-blown economic recession. There are certainly parts of the US economy that would qualify as being in recession, namely anything related to the energy sector and some export-oriented industries. However, the majority of the US economy is based on consumer and government spending. Those sectors account for approximately 86% of GDP, and we expect them to grow in 2016. Steady gains in employment and wages, along with lower energy prices, support consumer spending growth. In addition, consumer debt levels have declined measurably since the financial crisis, and combined with low interest rates, consumer debt service is at the lowest levels as a percentage of income in over a generation. Government deficits and debt levels rose significantly in the aftermath of the Great Recession, but more recently, spending restraint and improved tax collections have reduced the federal budget deficit to 2.8% of GDP. Projections for 2016 actually show a slight acceleration in government spending. So, while there are parts of the economy under pressure, the vast majority of the economy should be resilient. It is quite possible that economic growth may slow, but at the moment, an outright recession appears unlikely.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015
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After seven years of setting short-term interest rates at zero, the Federal Reserve increased rates in December for the first time since 2006. At the same time, the Federal Reserve Open Market Committee released the members’ projections for the future path of interest rates, showing a very gradual rise over the next few years. Our expectation is that the Fed’s forecast is still too aggressive, like it has been consistently over the past few years. The slow growth of the domestic economy and the weak conditions in many foreign economies will likely cause further delays in normalizing interest rates. For similar reasons, long-term interest rates will also probably remain at very low levels for the foreseeable future. All other things being equal, the fact that US interest rates are likely to remain low will also work to arrest the appreciation of the dollar against foreign currencies, a development which began to occur during 2015. Although the European Central Bank and the Bank of Japan continue to engage in aggressive quantitative easing, the dollar remained approximately flat versus those currencies for the past twelve months. A slowdown or cessation in dollar appreciation would be a positive for US exports and also for the profits of US multinational companies, which have been weathering a severe dollar-induced headwind to profit growth.

With the profit headwinds from the dollar and commodity prices beginning to ameliorate over the course of 2016, our profit forecasts anticipate the S&P 500 and our portfolio companies regaining positive momentum through the year. As we discussed in our last letter, the drop in commodity prices and the rise in the value of the dollar represented major headwinds in 2015, causing the profits of the S&P 500 to stagnate around $118 per share. At that level, the S&P is currently trading at approximately 15.9 times earnings, which we believe is attractive given the low level of inflation and interest rates. The energy sector is currently operating close to breakeven compared to generating a profit of $112 billion in 2014. While the timing of a recovery is uncertain, we think current conditions are not sustainable and that energy profits will recover gradually over the next few years, suggesting that the current S&P profit levels are somewhat depressed. Excluding the energy sector, the remaining companies in the S&P 500 are trading at 15.0 times earnings. By the middle of 2016, investors will begin anticipating 2017 prospects for earnings, and we expect those forecasts to demonstrate better growth, with organic profit growth in most sectors and some recovery in commodity-related businesses. We also continue to expect our portfolios to generate stronger growth in earnings relative to the S&P 500.

A slow growth world presents many challenges and frustrations for businesses, governments, and individuals, but our portfolio companies have adjusted to that reality. Businesses have learned to “run tight,” watching their expenses and their capital spending very carefully. If it is difficult to grow revenue, they have focused more on other mechanisms of creating shareholder return. One of those has been paying and growing dividends. As we tend to prefer dividend-paying stocks, 24 of

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015
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the top 25 holdings in a typical Sarofim portfolio pay a dividend. In 2015 all 24 of those companies paid a larger dividend per share than they did in the previous year. The rate of dividend growth will probably slow in the current environment, but we expect most of our companies to continue to raise their payouts. Stock buybacks and merger and acquisition (M&A) activity have also played a prominent role as management teams sought ways to generate shareholder value in recent years. In fact, global M&A volume set an all-time record in 2015, surpassing $5 trillion, breaking the previous record of $4.6 trillion set in 2007. The healthcare and technology sectors were the most active, led by Pfizer’s proposed $160 billion merger with Allergan and Dell’s proposed $66 billion acquisition of EMC. Anheuser-Busch’s proposed acquisition of SABMiller benefited Sarofim portfolios, often in multiple ways given Altria’s ownership of 27% of the target. With management teams looking to create shareholder value and many activist investors searching for undervalued businesses, we expect our portfolio companies to continue seeking a variety of ways to provide returns for shareholders.

There are many risks to monitor in the current environment, but fortunately, the characteristics of the companies in our portfolio protect against many of them. We are watching the impact of the commodity price declines on various sectors of the economy, the economic difficulties in many emerging markets, and the high levels of debt outstanding on a worldwide basis. Many investors also remain unsettled that the Fed has fewer degrees of freedom to combat another recession, should one occur while the world is still attempting to recover from the last financial crisis. In light of these concerns, it is comforting to remember that our investment portfolios emphasize companies with strong balance sheets, stable demand characteristics, high levels of profitability, and resilient dividend and capital allocation policies. With those characteristics our portfolio companies can often find ways of taking advantage of challenging times to improve their competitive positions, leading to stronger profits in the future. Of course, we remain optimistic that today’s profit slowdown is only temporary, and growth should resume as a number of these headwinds begin to fade over the course of 2016.

In a volatile market environment, we remain committed to adhering to our time-tested investment philosophy and to delivering superior risk-adjusted returns over market cycles for our clients. As always, we welcome your questions and thank you for the trust that you have placed in our firm.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Mutual fund investing involves risk, including possible loss of principal. A company may reduce or eliminate its dividend, causing losses to the fund. International

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015
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investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations.

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Barclay’s US Aggregate Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors. U.S. Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the U.S. Aggregate Index on April 1, 2007, but are not eligible for the Global Aggregate Index. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The volatility of the indices referenced above may be materially different from that of FS & Co.’s products. In addition, FS & Co.’s holdings may differ significantly from the securities that comprise the highlighted indices. The referenced indices have not been selected to represent an appropriate benchmark to compare investor performance, but rather are disclosed to allow for comparison of investor performance to that of certain well known and widely recognized indices.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015
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Management’s Discussion of Fund Performance and Analysis:

U.S. equity returns stagnated in 2015 as oil prices fell another 30%, the dollar continued to strengthen, and the outlook for global growth became less certain. Investors spent much of the year waiting for the Federal Reserve to raise interest rates and worrying about the impact of rate hikes. Market volatility spiked in the second half. The S&P 500 declined more than 10% in late August but recovered rapidly in the fourth quarter to end the year little changed. Market leadership was very concentrated in a small set of S&P stocks that registered outsized gains while the remaining 97% of index constituents collectively declined. Consumer discretionary, buoyed by internet retailing, was the best performing sector, followed by health care and consumer staples. Energy was again the weakest sector. While the S&P 500 struggled in 2015, it outperformed the S&P SmallCap 600 and the S&P MidCap 400 indexes.

The Sarofim Equity Fund generated a total return of -3.43% in the period compared to 1.38% for the S&P 500. The strategic emphasis on the stable, everyday businesses in the outperforming consumer staples sector was the primary contributor to relative performance. The overweighting of the tobacco and beverage stocks was especially advantageous. The lack of exposure to the weak utilities sector was also constructive. Among the factors that detracted from relative performance was the underweighted representation in the information technology sector and weakness in key sector holdings. Stock selection among industrials issues also undermined relative results, more than offsetting the benefit of underweighting this lagging sector. The railroad holdings in this sector came under particular pressure as volumes in key freight categories, such as chemicals, coal and industrial products, declined throughout 2015. Finally, the overweighted allocation to the energy sector weighed on absolute and relative performance. This impact, however, was tempered by the focus on the major integrated oils, which generally fared better than their less diversified, more financially vulnerable industry peers. The largest contributors to the fund’s return for the year included Novo Nordisk ADR, Altria Group, Philip Morris International, McDonald’s, Facebook and Microsoft. The largest detractors were Plains All American Pipeline, American Express, Union Pacific, Canadian Pacific Railway, Exxon Mobil, and Chevron.

Equity markets in 2016 are expected to confront many of the same obstacles encountered in 2015. Now that the Fed has taken the first step to normalize rates, debate will focus no less intently on the appropriate pace and magnitude of subsequent increases. Concerns about global growth are expected to persist, and

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015
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markets are likely to remain volatile and highly sensitive to international developments. Nonetheless, strengthening consumer spending, solid employment gains, and more stimulative fiscal policy ahead of the Presidential election suggest that the U.S. economy can extend its labored advance, providing support for moderately higher stock prices in 2016.

While Fayez Sarofim & Co.’s focus on high quality multinationals contributed to lagging performance in 2015, conditions seem to be unfolding that would reward this strategic emphasis. With their scale and competitive advantages, these companies generally have more options to protect their margins and absorb higher labor and interest costs in a slow growth environment. Furthermore, solid balance sheets and strong recurring cash flows enable them to continue to fund their growth initiatives, increase dividends and maintain share repurchases as interest rates rise. With any stabilization of the dollar against the euro and the yen, investors are likely to assign greater value to their worldwide franchises and recognize greater potential in their globally sourced earnings streams. Finally, the quality metrics of the multinationals in the fund can help buffer the impact of recurrent bouts of market turbulence as uncertainty remains high.

Definition of the Comparative Index

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

The S&P SmallCap 600® measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P MidCap 400® provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500®, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015
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Comparison of Change in the Value of a $10,000 investment in the Sarofim Equity Fund, versus the S&P 500 Index

	AVERAGE ANNUAL RETURN TOTAL FOR PERIOD ENDED DECEMBER 31, 2015*
	One Year Return	Annualized Inception to Date**
Sarofim Equity Fund	-3.43%	3.25%
S&P 500 Index	1.38%	7.81%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on January 17, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 7.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.8%

	Shares	Value

Belgium — 1.4%
Anheuser-Busch InBev ADR	10,930	$1,366,250

Canada — 1.5%
Canadian Pacific Railway	8,755	1,117,138
Imperial Oil	12,400	403,248

		1,520,386

Denmark — 2.6%
Novo Nordisk ADR	44,000	2,555,520

France — 1.6%
Christian Dior ADR	24,200	1,055,120
Total ADR	10,548	474,133

		1,529,253

Netherlands — 1.0%
ASML Holding, Cl G	10,695	949,395

Switzerland — 6.7%
Nestle ADR	39,948	2,972,930
Novartis ADR	18,326	1,576,769
Roche Holding ADR	58,980	2,033,041

		6,582,740

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

COMMON STOCK — continued

	Shares	Value

United Kingdom — 2.0%
Diageo ADR	8,390	$915,097
SABMiller ADR	18,164	1,088,569

		2,003,666

United States — 83.0%
Consumer Discretionary — 9.1%
Comcast, Cl A	30,568	1,724,952
McDonald’s	12,573	1,485,374
NIKE, Cl B	14,360	897,500
Target	13,804	1,002,309
Time Warner Cable	555	103,003
Twenty-First Century Fox, Cl A	41,830	1,136,103
Twenty-First Century Fox, Cl B	12,841	349,660
Walt Disney	21,312	2,239,465

		8,938,366

Consumer Staples — 20.7%
Altria Group	54,417	3,167,613
Coca-Cola	86,912	3,733,740
Estee Lauder, Cl A	21,082	1,856,481
Kraft Heinz	4,495	327,056
PepsiCo	20,370	2,035,370
Philip Morris International	56,814	4,994,519
Procter & Gamble	29,478	2,340,848
Walgreens Boots Alliance	20,753	1,767,222
Whole Foods Market	1,400	46,900

		20,269,749

Energy — 11.5%
Chevron	32,322	2,907,687
ConocoPhillips	21,174	988,614
Enterprise Products Partners (A)	37,930	970,249
Exxon Mobil	51,118	3,984,648
Occidental Petroleum	25,841	1,747,110
Plains All American Pipeline (A)	27,800	642,180

		11,240,488

Financials — 13.7%
ACE	21,631	2,527,582
American Express	27,460	1,909,843

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

COMMON STOCK — continued

	Shares	Value

United States — continued
Financials — continued
Berkshire Hathaway, Cl B *	2,109	$278,473
BlackRock, Cl A	5,935	2,020,986
Intercontinental Exchange	3,300	845,658
JPMorgan Chase	38,209	2,522,940
McGraw Hill Financial	8,833	870,757
State Street	20,780	1,378,961
Wells Fargo	20,105	1,092,908

		13,448,108

Health Care — 7.0%
Abbott Laboratories	38,415	1,725,218
AbbVie	28,963	1,715,768
Alexion Pharmaceuticals *	4,730	902,247
Celgene *	10,100	1,209,576
Gilead Sciences	12,521	1,267,000
Zoetis, Cl A	606	29,039

		6,848,848

Industrials — 3.0%
Union Pacific	14,328	1,120,450
United Technologies	18,846	1,810,535

		2,930,985

Information Technology — 16.2%
Alphabet, Cl C *	750	569,160
Apple	47,544	5,004,481
Automatic Data Processing	6,225	527,382
Facebook, Cl A *	19,100	1,999,006
International Business Machines	7,117	979,442
Microsoft	21,210	1,176,731
Oracle	27,919	1,019,881
QUALCOMM	12,716	635,609
Texas Instruments	40,201	2,203,417
VeriSign *	8,000	698,880
Visa, Cl A	13,900	1,077,945

		15,891,934

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

COMMON STOCK — continued

	Shares	Value

United States — continued
Materials — 1.8%
Air Products & Chemicals	3,734	$485,831
Praxair	12,708	1,301,299

		1,787,130

		81,355,608

TOTAL COMMON STOCK (Cost $68,977,090)		97,862,818

SHORT-TERM INVESTMENTS — 0.2%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, 0.000% (B)	55,010	55,010
SEI Daily Income Trust Government Fund, Cl A, 0.010% (B)	155,342	155,342

TOTAL SHORT-TERM INVESTMENTS (Cost $210,352)		210,352

TOTAL INVESTMENTS — 100.0% (Cost $69,187,442)		$98,073,170

Percentages are based on Net Assets of $98,055,314.
*	Non-income producing security.
(A)	Security considered a Master Limited Partnership. At December 31, 2015, such securities amounted to $1,612,429, or 1.6% of Net Assets.
(B)	Rate shown is the 7-day effective yield as of December 31, 2015.
ADR	— American Depositary Receipt
Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $69,187,442)	$98,073,170
Receivable for Investment Securities Sold	241,200
Dividends Receivable	177,033
Tax Reclaim Receivable	8,071
Prepaid Expenses	15,857

Total Assets	98,515,331

Liabilities:
Payable for Capital Shares Redeemed	25,000
Cash Overdraft	342,860
Payable due to Adviser	35,247
Payable due to Administrator	8,437
Chief Compliance Officer Fees Payable	1,514
Payable due to Trustees	432
Other Accrued Expenses	46,527

Total Liabilities	460,017

Net Assets	$98,055,314

Net Assets Consist of:
Paid-in Capital	$69,171,419
Undistributed Net Investment Income	11,089
Accumulated Net Realized Loss on Investments	(12,922)
Net Unrealized Appreciation on Investments	28,885,728

Net Assets	$98,055,314

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	10,368,468

Net Asset Value, Offering and Redemption Price Per Share*	$9.46

*	Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
FOR THE YEAR ENDED
DECEMBER 31, 2015

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$2,873,464
Less: Foreign Taxes Withheld	(106,590)

Total Investment Income	2,766,874

Expenses:
Investment Advisory Fees	523,464
Administration Fees	104,693
Trustees’ Fees	13,122
Chief Compliance Officer Fees	5,861
Registration and Filing Fees	39,950
Legal Fees	30,136
Transfer Agent Fees	28,627
Audit Fees	23,070
Printing Fees	21,003
Custodian Fees	5,000
Offering Costs	2,038
Other Expenses	9,140

Total Expenses	806,104

Less:
Waiver of Investment Advisory Fees	(73,246)

Net Expenses	732,858

Net Investment Income	2,034,016

Net Realized Gain on Investments	5,328,140

Net Change in Unrealized Depreciation on Investments	(10,959,944)

Net Realized and Unrealized Loss on Investments	(5,631,804)

Net Decrease in Net Assets Resulting from Operations	$(3,597,788)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended December 31, 2015	Period Ended December 31, 2014*

Operations:
Net Investment Income	$2,034,016	$1,785,927
Net Realized Gain on Investments	5,328,140	1,964,344
Net Change in Unrealized Appreciation (Depreciation) on Investments	(10,959,944)	5,488,533

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,597,788)	9,238,804

Dividends and Distributions:
Net Investment Income	(2,035,306)	(2,131,958)
Net Realized Gain	(6,382,582)	(1,168,159)

Total Dividends and Distributions	(8,417,888)	(3,300,117)

Capital Share Transactions:
Issued	3,622,334	104,346,921 (1)
Reinvestment of Dividends and Distributions	6,797,068	2,237,981
Redemption Fees (see Note 2)	201	4,200
Redeemed	(9,102,245)	(3,774,157)

Net Increase in Net Assets from Capital Share Transactions	1,317,358	102,814,945

Total Increase (Decrease) in Net Assets	(10,698,318)	108,753,632

Net Assets:
Beginning of Period	108,753,632	—

End of Period (Including Undistributed Net Investment Income of $11,089 and $4,578, respectively)	$98,055,314	$108,753,632

Share Transactions:
Issued	340,040	10,327,835
Reinvestment of Dividends and Distributions	708,681	208,610
Redeemed	(863,719)	(352,979)

Net Increase in Shares Outstanding from Share Transactions	185,002	10,183,466

*	The Fund commenced operations on January 17, 2014.
(1)	Includes subscriptions as a result of an in-kind transfer of securities (see Note 8).
Amounts designated as “—“are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Period

	Year Ended December 31, 2015	Period Ended December 31, 2014*
Net Asset Value, Beginning of Year/Period	$10 .68	$10 .00

Income (Loss) from Investment Operations:
Net Investment Income(1)	0 .20	0 .20
Net Realized and Unrealized Gain (Loss)	(0 .57)	0 .82

Total from Investment Operations	(0 .37)	1 .02

Redemption Fees	0 .00 ^	0 .00	^

Dividends and Distributions:
Net Investment Income	(0 .20)	(0 .22)
Net Realized Gains	(0 .65)	(0 .12)

Total Dividends and Distributions	(0 .85)	(0 .34)

Net Asset Value, End of Year/Period	$9 .46	$10 .68

Total Return†	(3.43)%	10.23%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$98,055	$108,754
Ratio of Expenses to Average Net Assets	0.70%	0.70	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.77%	0.82	%**
Ratio of Net Investment Income to Average Net Assets	1.94%	1.95	%**
Portfolio Turnover Rate	12%	11	%***

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
^	Amount was less than $0.01 per share.
(1)	Per share calculations were performed using average shares for the period.
*	The Fund commenced operations on January 17, 2014.
**	Annualized.
***	Not Annualized.
Amount designated as “—”is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of the Sarofim Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund. The Fund is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2015, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of December 31, 2015, all of the Fund’s investments were valued using Level 1 inputs. For details of the investment classification, reference the Schedule of Investments. For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2015, the Fund did not hold any Level 3 securities.

For the year ended December 31, 2015, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2015, the Fund did not have a liability for any uncertain tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Master Limited Partnerships (“MLPs”) — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 90 days. For the years ended December 31, 2015 and December 31, 2014 the Fund retained fees of $201 and $4,200, respectively. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee which will vary depending the number of share classes and the on the average daily net assets of the Fund. For the year ended December 31, 2015, the Fund was charged $104,693, for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Atlantic Fund Services, LLC, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Fayez Sarofim & Co. (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed (effective May 15, 2013) to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets until April 30, 2016. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2016. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.70% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

At December 31, 2015, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is a follows:

Period		Subject to Repayment until December 31:	Amount
1/17/2014-12/31/2014	*	2017	$113,345
1/01/2015-12/31/2015		2018	73,246

			$186,591

* Commenced operation on January 17, 2014.

6.	Investment Transactions:

For the year ended December 31, 2015, the Fund made purchases of $12,220,919 and sales of $17,650,311 in investment securities other than long-term U.S. Government, short-term securities and in-kind transactions. For the year ended December 31, 2015, there were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences are primarily attributable to reclassification of short-term capital gains:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Increase (Decrease) in Paid-in Capital
$7,801	$595,944	$(603,745)

These reclassifications had no impact on net assets or net asset value per share.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

The tax character of dividends and distributions paid during the fiscal year or period ended December 31, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2015	$2,112,908	$6,304,980	$8,417,888
2014	2,261,977	1,038,140	3,300,117

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$10,842
Unrealized Appreciation	29,045,177
Post-October Losses	(172,104)
Other Temporary Differences	(20)

Total Distributable Earnings	$28,883,895

For Federal income tax purposes, capital loss carryforwards represent net realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future net capital gains. As of December 31, 2015, the Fund has no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to partnership adjustments. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at December 31, 2015, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$69,027,993	$31,895,719	$(2,850,542)	$29,045,177

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

8.	In-Kind Transfers:

On January 17, 2014, the Fund received a tax-free in-kind subscription of $80,890,443 of investments in securities in exchange for Fund shares totaling 8,089,044. Included in the value of the in-kind subscription was unrealized appreciation on investment in securities of $34,357,139.

9.	Other:

At December 31, 2015, 52% of total shares outstanding were held by two affiliated shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of numerous shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and the Shareholders of Sarofim Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sarofim Equity Fund (one of the funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period January 17, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 26, 2016

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2015 to December 31, 2015).

The table on the next page illustrates your Fund’s costs in two ways:

•	Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•	Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited) — concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$974.80	0.70%	$3.48
Hypothetical 5% Return	1,000.00	1,021.68	0.70	3.57

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

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THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS [3,4]
ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and / or its affiliates
4	Board Members oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-727-6346. The following chart lists Trustees and Officers as of December 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.

None.

4	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY 53 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)

Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley

Alternative Investment Partners, July 2007 to April 2011.

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2015

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a December 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2015, the Portfolio is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividend (4)	Short Term Capital Gain Dividends (5)
74.90%	25.10%	100.00%	99.22%	99.22%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2015. Complete information will be computed and reported with your 2015 Form 1099-DIV.

Sarofim Equity Fund

P.O. Box 588

Portland, ME 04112

1-855-727-6346

Adviser:

Fayez Sarofim & Co.

Two Houston Center

909 Fannin Street, Suite 2907

Houston, Texas 77010

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

SAR-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$47,700	$0	$0	$46,350	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$126,345	$0	$0	$0	$494,996
(d)	All Other Fees	$0	$0	$0	$0	$0	$220,628

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$22,680	N/A	N/A	$22,030	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$0	N/A	N/A	$0	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$0	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$0	N/A	N/A	$34,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2015	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: March 7, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: March 7, 2016

*	Print the name and title of each signing officer under his or her signature.